Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD
                                                          Annual Report
Investment Adviser                                       March 31, 1997
      For American Leading Companies Trust:
      Legg Mason Capital Management, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.                                       Legg Mason
      Cincinnati, OH                                        Investors
                                                           Trust, Inc.

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh                                  American Leading
      Arnold L. Lehman                                   Companies Trust
      Dr. Jill E. McGovern
      T. A. Rodgers                                      Balanced Trust

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA
                                                  Putting Your Future First
Custodian
      State Street Bank & Trust Company
      Boston, MA
                                                     [Legg Mason Logo]
Counsel                                                    FUNDS
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                -----------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

[Recycle Logo]   Printed on Recycled Paper

LMF-013
5/97

To Our Shareholders,


   We are pleased to provide you with Legg Mason Investors Trust's annual report, combining reports for the Legg Mason American Leading Companies Trust and Balanced Trust.

   During the quarter ended March 31, 1997 American Leading Companies Trust's Primary Class net asset value increased from $14.40 to $14.74 per share while Balanced Trust's net asset value decreased from $10.34 to $10.16 per share.

   American Leading Companies Trust seeks to invest at least three-quarters of its assets in the common stock of large capitalization companies that exhibit the ability to maintain or increase their market share. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities. The Balanced Trust, the newest addition to the Legg Mason Family of Funds, seeks to invest at least 25% of its portfolio in fixed income securities and no more than 75% of its assets in equity securities. Balanced Trust will emphasize investments in dividend paying equity securities.

   Comments on the investment outlook, portfolio structure and performance of each Trust follows this letter.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

   Ernst & Young LLP, the Investors Trust independent auditors, have completed their annual examination, and audited financial statements for the fiscal year ended March 31, 1997 are included in this report.



                                                   Sincerely,




                                                   /s/ Edward A. Taber, III
                                                   _________________________
                                                   Edward A. Taber, III
                                                   President

May 12, 1997

Portfolio Manager's Comments
American Leading Companies Trust

   The first quarter of 1997 was a mixed period for investors and volatility returned to the market with a vengeance. While large cap stocks continued to lead the way and fared relatively well (at least until the final few trading days of the quarter), the performance of other market indices was far less favorable. The Dow Industrials advanced by 2.59% for the quarter while the S&P 500 eked out a slightly stronger 2.68% gain. However, the Nasdaq Composite index declined by 5.22% in the quarter and the Russell 2000, which tracks the performance of smaller market capitalization stocks, fell by 5.17%. Fixed income securities were not immune to the market's vagaries. The Salomon Brothers Broad Investment Grade Bond Index declined by 0.52% in the quarter.

   Several notable factors influenced the markets during the quarter. On the positive side, continued large inflows into equity mutual funds in January and February enhanced the performance of large cap stocks and benign inflationary news augmented the performance of both the equity and fixed income markets. However, the strengthening of the dollar raised fears about earnings of multi-national corporations and continued favorable economic news raised concerns (subsequently confirmed) that the Fed would soon raise interest rates. Indeed, the Fed did raise the fed funds rate from 5.25% to 5.50% on March 25, and in reaction, long rates crossed the 7% threshold level for the first time since September, ending the quarter at 7.10%. Investors who ignored Alan Greenspan's recent warnings of "irrational (investor) exuberance" and "unwarranted expectations" soon were reminded of the old adage: "Fool me once, shame on you. Fool me twice, shame on me."

   The increased market volatility was exemplified by the performance of technology stocks during the quarter. Tech stocks started the quarter off strong and the Nasdaq Composite index, which closely reflects the performance of technology stocks, advanced by 7.5% during the first three weeks of January. However, previously mentioned concerns about the strengthening of the dollar and of a possible slowdown in orders soon affected the group and the Nasdaq Composite declined by 12.0% during the remainder of the quarter. Additionally, three of the largest point (although not absolute) declines ever recorded in the Dow occurred during the final two weeks of March, and the Dow, which first crossed the 7000 level in mid-February, declined by 7.1% during the final three weeks of the quarter from its closing peak of 7085.16 recorded on March 11. In our last portfolio manager's commentary, we stated our belief that "portfolio performance this year (1997) will be far more constrained than in 1996. Essentially, everything that could go right for investors in 1996 did and we doubt conditions can improve much from current levels. An acceleration of economic activity most likely would lead to renewed inflationary concerns and higher interest rates, while a slowdown in growth most probably would lead to earnings disappointments." Unfortunately, we continue to believe that 1997 will be a challenging year for most investors. The performance of your Fund, however, continued to fare well during the first quarter of 1997 and advanced by 2.36% during that period. By comparison, the value of similar growth funds, as measured by Lipper Analytical Services, Inc., declined by 1.28% over the same period.

   First USA, which is being acquired by Banc One, the nation's tenth largest commercial bank, was the single best performing stock in the Fund during the quarter, and advanced by a healthy 22.4%. We purchased First USA last spring after determining that the longer-term fundamental outlook for the major credit card issuers remained bright and that First USA appeared particularly well positioned in the industry. Banc One's willingness to pay a 43% premium over First USA's closing price on the day before the acquisition was announced only confirmed the soundness of that purchase decision.

Pharmaceutical stocks also performed well during the quarter due to the combination of enhanced expectations for several new drugs and the defensive earnings characteristics generally perceived to exist in the group. Our holdings in Eli Lilly (+12.7%), Schering-Plough (+12.4%) and Bristol Myers (+8.3%) also enhanced the Fund's first quarter results. Additionally, favorable corporate developments occurred at other companies owned by the Fund that we believe will enhance their longer-term prospects. More specifically, Monsanto announced the intended spin-off of its basic chemicals business as did Rockwell International with its automotive components operations. We anticipate both of these developments will enable the remaining companies to record faster growth than otherwise would have been the case.

   The level of transaction activity in the Fund slowed notably during the quarter. We added two new names-Kimberly Clark and Conseco, Inc.- to the portfolio and eliminated our positions in AT&T and Walt Disney. Kimberly Clark is a $13 billion consumer and personal care products manufacturer that is benefitting from its 1995 acquisition of Scott Paper. Kimberly's future results are expected to benefit from further cost savings derived from that acquisition and from its recently announced plans to sell the majority of its paper making facilities. Conseco, a life, annuity and supplemental health insurance company, is benefitting from the consolidation trend occurring within the insurance industry. Conseco, through a series of astute acquisitions and internal growth, has increased its revenues 11-fold over the past decade, from $278 million in 1987 to $3.1 billion in 1996, and, in the process, has recorded even more rapid earnings growth. At the same time, Conseco has strengthened its balance sheet and improved its credit ratings. We anticipate Conseco's future results will continue to benefit from opportunistic acquisitions, attendant cost savings and the company's enormous cash flow, which will be used either to repurchase shares or for further accretive acquisitions. Our decision to sell AT&T early in the quarter was based on our belief (subsequently confirmed) that that company's earnings would remain under pressure due to the massive restructuring AT&T continues to undergo.

   As previously  noted,  increased  volatility  recently  returned to the stock market and, unfortunately, we believe it will continue over the next several months. The Fed's recent decision to raise interest rates was pre-emptive rather than reactive and we suspect further rate increases could be in the offing. The level of economic activity remains robust and the Fed would rather slow economic growth and dampen inflationary fears at present than have to deal with inflationary pressures in the future. Investors have existed in an extremely benign investment environment over the past few years (moderate economic growth, low inflation, strong corporate profits, rising equity valuation levels) and unfortunately, we doubt such conditions can improve much further from current levels. Overall, we anticipate growth in corporate earnings will slow over the next several quarters and believe investor returns will become more circumscribed. While the Fed's recent and anticipated moves might cause investor discomfort near term, we believe they will limit the degree of any economic downturn and be beneficial longer term.

   The objective of the American Leading Companies Trust is to invest in companies that enjoy strong market positions in growing markets, have solid financial characteristics and possess identifiable characteristics (i.e.
financial, technological, distribution, etc.) that should enable them to gain market share longer term. Any investments in commodity type companies will be severely limited due to our belief that they are unattractive investments longer term.

   The Fund's investment style reflects a combination of Value and "Growth At a Reasonable Price" ("GARP") investing. We are not attracted to stocks solely because they appear to be cheap and, likewise, we are very careful about paying high multiples of earnings or cash flow even for companies reporting rapid growth. We intend to own approximately 40 different stocks at any one time and spread our investments across several industry sectors. However, we will not be a closet index fund nor will we unduly concentrate our investments in any single industry sector.

   At the end of the first quarter, the median market capitalization of the stocks in our portfolio was $28.0 billion and the mean market capitalization of those same stocks was $18.9 billion. Additionally, the Fund held 5 of the top 10 and 7 of the top 20 companies within the S&P 500 and 80% of our holdings were of companies contained in the S&P 500.

   For the 12 months ended March 31, 1997, the American Leading Companies Trust provided a 24.73% total return. By comparison, the S&P 500 advanced by 19.83% over the same period. The superior return recorded by your Fund over the past year resulted from: its focus on market sectors (technology, financials and pharmaceuticals) perceived to provide above average attractiveness; favorable stock selection within those market segments (Intel +144.6%, Microsoft +77.8%, KLA Instruments +61.3%, First USA +49.6% and Bristol-Myers Squibb +37.9%, over the past year); the underweighting or avoidance of market sectors deemed to be relatively unattractive (autos, housing and basic materials) and benefits from the substantial portfolio realignment that was undertaken in the third fiscal quarter. As previously noted, we believe we have entered a period of increased market volatility and reduced growth in corporate profits. Accordingly we have positioned the Fund to contain an above average weighting of companies that we believe possess defensive earnings characteristics, superior growth potential and the ability to successfully weather the economic disruptions that we believe could arise over the next 12-18 months.

                                                               E. Robert Quasman

May 9, 1997
DJIA 7169.53

Portfolio Managers' Comments
Balanced Trust

   The Legg Mason Balanced Trust began operations on October 1, 1996. We felt that this was an opportune time to launch a fund with a balanced investment objective, given our beliefs about the high valuations in the stock market. However, the exuberance remains in the valuations of selected large companies, which has meant that the equity segment of the Fund has trailed the return of the S&P 500 to date.

Equity

   During 1996, 25% of the return produced by the S&P 500 Index was generated by only five stocks--Coca Cola, Merck, Intel, Microsoft, and General Electric. In fact, had each of the five hundred stocks in the S&P Index been weighted equally, this particular benchmark would have generated a 13% gain, as opposed to the 23% gain that was enjoyed last year. This trend has persisted in 1997 and January was a month in which this particular phenomenon was never more visible. While companies such as Philip Morris, Merck, and Procter & Gamble increased by 20% during the first two months of the year, smaller companies tended to languish.

   During the first quarter of 1997, the Russell 2000 Index, a broader index which includes small and medium-sized companies, actually posted a 5.17% decline. The Dow Jones Industrial Average produced a 2.59% gain, while the S&P 500 produced a 2.68% gain. This is rather graphic evidence that the inclusion of small and medium-sized companies would have worked against a portfolio manager for the first quarter of the year. In fact, the valuation gap between large company stocks and small company stocks has not been greater during the last twenty-five years, in spite of the fact that small company stocks have generated higher total returns to their shareholders since this data was collected in 1925--over seventy years ago.

   Our investment approach is market cap blind in that we generally go where the value is instead of being restricted to a certain size company. At the present time, the more profitable and attractively priced operations tend to be among the small and medium-sized companies. Kaydon Corporation has put together a string of 20% plus earnings gains in the manufacture of ball bearings, rings, and metal castings. The company has a tremendous amount of excess cash which it has been using to buy in its shares. We suppose that they would be using their free cash flow to pay off debt if, of course, they had any debt. Other companies such as Washington Federal, perhaps the most efficiently run savings and loan in the country, and York International, one of the leading heating, ventilation, and air conditioning equipment manufacturers, have watched their stocks languish during the first quarter. Investors have ignored them in favor of virtually throwing money at the great names of America. If the market falters, one would expect investors to more assiduously analyze the value that they are getting for their investment dollars. It will more than likely be found in companies that are not necessarily the most visible.

   Our performance results for the first quarter were heavily influenced by our significant holdings of small and medium-sized companies and our larger than normal holdings of fixed income securities. We continue to be focused on making opportunistic purchases of common stocks to reach our goal of 60% in the near future. The Fund currently has 57% of its holdings in equity securities. Our portfolio has held up very well during the difficult days in the market.

Fixed Income

   During the first quarter of 1997, bond prices did an abrupt about-face after rallying during the fourth quarter of 1996. During this period, yields on 1-10 year U.S. government securities rose, on average, approximately fifty basis points (100 basis points = 1%). This weakness can be attributed largely to market participants' concerns about expected inflationary pressures as a result of a compara-tively strong economy and a tight labor market. In March, after a considerable amount of jawboning over the previous four months, the Federal Reserve Board opted to increase the rate on federal funds by twenty-five basis points as a "pre-emptive strike" to help keep inflation in check. For the quarter, the Lehman Intermediate Government/Corporate Index, which is the benchmark for the fixed income portion of the LeggMason Balanced Trust, produced a total return of -0.11%. If there is any good news, it is that intermediate bonds outperformed the broader indices. For example, the Lehman Government/Corporate Index's total return was -0.86% during this same period. This hike in interest rates, coupled with the current level of inflation, which remains comparatively tame, has led to attractive valuations in the fixed income market. At some point, this should result in compelling returns, both in the absolute and relative sense, for fixed income investors.

   With regard to the fixed income section of the portfolio, we continue to favor treasury securities, which, as of March 31, represented 65% of the Fund's fixed income holdings. In particular, we think that seven year treasury strips are compelling due to the attractive "roll down" yield advantage that these securities offer relative to coupon-bearing securities. In addition, we continue to find the mortgage sector attractive and, presently have 29% of the portfolio committed to this sector. Although mortgages performed well and, accordingly, spreads narrowed somewhat, we still find them attractive when compared to corporate securities. The balance of the fixed income portion of the Fund is invested in selective short-term corporate notes and special situations. In general, we are maintaining a low exposure to corporates, as we do not believe that the yield spreads on these securities compensate for the attendant risks. Recently, corporate spreads have begun to widen and, should this trend continue, may present us with selected opportunities to re-enter the corporate sector.

   In sum, the fixed income portion of the portfolio is characterized by a focus on maintaining the highest credit quality, which we think will better serve investors in what could be increasingly turbulent capital markets.

Performance Summary

   For the 3 months ended March 31, 1997, the Balanced Trust had a return of -1.74%. By comparison, the 60/40 blend of the S&P 500 and the Lehman Intermediate Government/Corporate Index advanced by 1.56% over the same period. Our performance results for the quarter were negatively influenced by our significant holdings of small and medium-sized companies (which dropped 5.17% in the quarter as measured by the Russell 2000 index) and our larger than normal holdings of fixed income securities. We have had difficulty finding compelling equity investments that meet our stringent value criteria. As a result, we have broadened our search to include more small and medium-sized companies. Our selective and careful approach to adding equities to the portfolio has caused fixed income securities to represent a higher proportion of Fund assets than we had anticipated and although this is temporary in nature, we feel the portfolio is positioned well to weather the turbulence that might result from the elevated stock market valuations that currently exist.



Woodrow H. Uible, CFA                            Dale H. Rabiner, CFA
Equity Portfolio Manager                         Fixed Income Portfolio
Manager

May 9, 1997
DJIA 7169.53

Performance Information
Legg Mason Investors Trust, Inc.

Performance Comparison of a $10,000 Investment as of March 31, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices results assume reinvestment of all dividends and distributions.

         The American Leading Companies Trust has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

      American Leading Companies Trust--Primary Class

                              Cumulative    Average Annual
                             Total Return    Total Return
 One Year                      +24.73%          +24.73%
 Life of Class(dagger)         +56.08           +13.23

 (dagger) Primary Class inception -- September 1, 1993



                  [Graph appears here--see plot points below]


                             American Leading    Standard & Poor's
                             Companies Trust          500 Stock
                              Primary Class      Composite Index(1)
             9/1/93              10,000                10,000
            3/31/94               9,714                 9,772
            3/31/95              10,320                11,290
            3/31/96              12,513                14,911
            3/31/97              15,608                17,869

(1) An unmanaged index of widely held common stocks.

      American Leading Companies Trust--Navigator Class

                            Cumulative Total Return
                             Life of Class(dagger)
                                    +15.16%

              (dagger) Navigator Class inception--October 4, 1996


                  [Graph appears here--see plot points below]

                                   American Leading   Standard & Poor's
                                   Companies Trust        500 Stock
                                   Navigator Class    Composite Index(1)
                    10/3/96            10,000              10,000
                   10/31/96            10,361              10,180
                   11/30/96            11,271              10,927
                   12/31/96            11,220              10,692
                    1/31/97            12,113              11,348
                    2/28/97            12,074              11,415
                    3/31/97            11,516              10,929

(1) An unmanaged index of widely held common stocks.


      Balanced Trust

                            Cumulative Total Return
                              Life of Fund(dagger)
                                     +2.02%

 (dagger) Fund inception--October 1, 1996


                  [Graph appears here--see plot points below]

                                        Standard & Poor's   Lehman Intermediate
            Balanced   Lipper Balanced      500 Stock       Government/Corporate
             Trust      Fund Index(1)   Composite Index(2)      Bond Index(3)
 10/1/96     10,000        10,000            10,000                 10,000
10/31/96     10,080        10,187            10,235                 10,177
11/30/96     10,360        10,662            10,986                 10,311
12/31/96     10,383        10,531            10,750                 10,245
 1/31/97     10,433        10,852            11,409                 10,285
 2/28/97     10,423        10,893            11,476                 10,304
 3/31/97     10,202        10,576            10,987                 10,233

(1) The Lipper Balanced Fund Index is composed of 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.
(2) An unmanaged index of widely held common stocks.
(3) The Lehman Intermediate Government/Corporate Bond Index includes the Government and Corporate Bond Indices, including U.S. Government treasury and agency securities, corporate and Yankee bonds. The index returns are market value weighted inclusive of accrued interest and includes bonds with maturities between 1 and 10 years. The returns for this index are for the periods beginning September 30, 1996.

American Leading Companies Trust

Selected Portfolio Performance*

      Strong Performers for the 1st quarter 1997
--------------------------------------------------------------------------------
      First USA, Inc.                             +22.38%
      Corning Incorporated                        +14.15%
      Lucent Technologies, Incorporated           +14.05%
      Eli Lilly and Company                       +12.67%
      Schering-Plough Corporation                 +12.36%

      * Securities held for the entire quarter.



      Weak Performers for the 1st quarter 1997
--------------------------------------------------------------------------------
      Western Atlas, Inc.                         -14.46%
      Mattel, Inc.                                -13.51%
      The PMI Group, Inc.                          -9.48%
      International Business Machines
        Corporation                                -9.02%
      Union Pacific Resources Group, Inc.          -8.55%


Portfolio Changes

      Securities Added
--------------------------------------------------------------------------------
      Kimberly-Clark Corporation
      Conseco, Incorporated


      Securities Sold
--------------------------------------------------------------------------------
      AT&T Corporation
      Walt Disney Company



Balanced Trust

Selected Portfolio Performance*

      Strong Performers for the 1st quarter 1997
--------------------------------------------------------------------------------
      Time Warner, Inc.                           +15.33%
      Kansas City Southern Industries, Inc.       +11.11%
      Martin Marietta Materials, Inc.             +10.75%
      ADT Ltd.                                     +9.29%
      Jostens, Inc.                                +7.10%

      * Securities held for the entire quarter.

      Weak Performers for the 1st quarter 1997
--------------------------------------------------------------------------------
      Stewart & Stevenson Services, Inc.          -31.33%
      York International Corporation              -25.06%
      TNP Enterprises, Inc.                       -21.92%
      Zilog, Inc.                                 -19.62%
      Archer-Daniels-Midland                      -18.75%


Portfolio Changes

      Securities Added
--------------------------------------------------------------------------------
      Chiquita Brands International, Inc.
      Korea Fund, Inc.
      RJR Nabisco Holdings Corp.
      Toys "R" Us, Inc.
      UCAR International, Inc.
      United States Treasury Note
         6.75%   05/31/99
      YPF Sociedad Anonima ADR


      Securities Sold
--------------------------------------------------------------------------------
      American Brands, Inc.
      John Alden Financial Corporation
      Philip Morris Companies Inc.
      Raymond James Financial, Inc.
      Raytheon Company

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 1997
(Amounts in Thousands)

American Leading Companies Trust

                                                                                                    Shares/Par       Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 92.2%
      Basic Materials -- 3.7%
      Monsanto Co.                                                                                      100        $ 3,825
                                                                                                                   -------
      Capital Goods -- 9.6%
      Corning Incorporated                                                                               53          2,352
      Emerson Electric Company                                                                           60          2,700
      New Holland N.V.                                                                                  100          2,225(A)
      Rockwell International Corporation                                                                 42          2,725
                                                                                                                   -------
                                                                                                                    10,002
                                                                                                                   -------
      Consumer Cyclicals -- 6.9%
      Eastman Kodak Company                                                                              44          3,338
      Mattel, Inc.                                                                                       70          1,680
      Waban, Inc.                                                                                        80          2,230(A)
                                                                                                                   -------
                                                                                                                     7,248
                                                                                                                   -------
      Consumer Staples -- 14.4%
      American Brands, Inc.                                                                              48          2,430
      Avon Products Inc.                                                                                 55          2,887
      CPC International, Inc.                                                                            15          1,230
      Colgate-Palmolive Company                                                                          20          1,992
      Kimberly-Clark Corporation                                                                         20          1,988
      Philip Morris Companies Inc.                                                                       30          3,424
      Procter & Gamble Company                                                                           10          1,150
                                                                                                                   -------
                                                                                                                    15,101
                                                                                                                   -------
      Energy -- 7.1%
      Texaco, Inc.                                                                                       20          2,190
      Union Pacific Resources Group, Inc.                                                                38          1,013
      Unocal Corporation                                                                                 55          2,097
      Western Atlas, Inc.                                                                                35          2,122(A)
                                                                                                                   -------
                                                                                                                     7,422
                                                                                                                   -------
      Financial Services -- 14.0%
      Chase Manhattan Corporation                                                                        38          3,558
      First USA, Inc.                                                                                   105          4,449
      J.P. Morgan & Co., Incorporated                                                                    18          1,769
      Mellon Bank Corporation                                                                            15          1,091
      The PMI Group, Inc.                                                                                52          2,606
      Travelers Group, Inc.                                                                              26          1,245
                                                                                                                   -------
                                                                                                                    14,718
                                                                                                                   -------
      Health Care -- 14.2%
      Aetna, Inc.                                                                                        48          4,122
      Bristol-Myers Squibb Company                                                                       44          2,596
      Conseco, Incorporated                                                                              55          1,959
      Eli Lilly and Company                                                                              16          1,316

                                                                                                    Shares/Par       Value
---------------------------------------------------------------------------------------------------------------------------
      Health Care -- Continued
      Pfizer, Inc.                                                                                       20        $ 1,683
      Schering-Plough Corporation                                                                        44          3,201
                                                                                                                  --------
                                                                                                                    14,877
                                                                                                                  --------
      Technology -- 16.6%
      Electronic Data Systems Corporation                                                                80          3,230
      Intel Corporation                                                                                  33          4,591
      International Business Machines Corporation                                                        27          3,709
      KLA Instruments Corporation                                                                        90          3,285(A)
      Lucent Technologies, Incorporated                                                                  27          1,424
      Microsoft Corporation                                                                              13          1,192(A)
                                                                                                                  --------
                                                                                                                    17,431
                                                                                                                  --------
      Telecommunications -- 5.7%
      Comsat Corporation                                                                                 60          1,463
      GTE Corporation                                                                                    25          1,166
      MCI Communications Corporation                                                                     95          3,384
                                                                                                                  --------
                                                                                                                     6,013
                                                                                                                  --------
      Total Common Stocks and Equity Interests  (Identified Cost-- $73,169)                                         96,637
      --------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 8.6%
      Lehman Brothers, Inc.
        6.68% dated 3/31/97, to be repurchased at $9,043
        on 4/1/97 (Collateral: $9,597 Federal National
        Mortgage Association Mortgage-backed Securities,
        7% due 11/1/26, value $9,278)  (Identified Cost-- $9,041)                                   $ 9,041          9,041
      --------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.8%  (Identified Cost-- $82,210)                                                      105,678
      Other Assets Less Liabilities-- (0.8%)                                                                          (811)
                                                                                                                  --------

      Net assets consisting of:
      Accumulated paid-in-capital applicable to:
        7,112 Primary shares outstanding                                                            $76,512
            4 Navigator shares outstanding                                                               50
      Undistributed net realized gain on investments                                                  4,837
      Unrealized appreciation of investments                                                         23,468
                                                                                                    -------

      Net assets-- 100.0%                                                                                         $104,867
                                                                                                                  ========

      Net asset value per share
        Primary Class                                                                                              $14.74
                                                                                                                   ======
        Navigator Class                                                                                            $14.71
                                                                                                                   ======
---------------------------------------------------------------------------------------------------------------------------

   (A) Non-income producing

       See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 1997
(Amounts in Thousands)

Balanced Trust

                                                                                                    Shares/Par       Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 51.9%

      Advertising/Media -- 2.5%
      A.H. Belo Corporation                                                                               6           $215
      Time Warner, Inc.                                                                                   5            233
                                                                                                                      ----
                                                                                                                       448
                                                                                                                      ----
      Aerospace -- 2.0%

      Lockheed Martin Corporation                                                                         2            193
      Raytheon Company                                                                                    4            160
                                                                                                                      ----
                                                                                                                       353
                                                                                                                      ----
      Automotive -- 1.7%
      Ford Motor Company                                                                                 10            314
                                                                                                                      ----
      Chemicals -- 2.5%
      Ferro Corporation                                                                                   8            237
      Potash Corporation of Saskatchewan, Inc.                                                            3            205
                                                                                                                      ----
                                                                                                                       442
                                                                                                                      ----
      Computer Services & Systems -- 0.3%
      Zilog, Inc.                                                                                         2             46(A)
                                                                                                                      ----
      Construction/Building Materials -- 1.0%
      Martin Marietta Materials, Inc.                                                                     7            180
                                                                                                                      ----
      Electrical Equipment/Electronics -- 1.5%
      Pioneer-Standard Electronics, Inc.                                                                 21            268
                                                                                                                      ----
      Energy -- 3.2%
      Cabot Oil & Gas Corporation                                                                         7            117
      Phillips Petroleum Company                                                                          3            135
      Southwestern Energy Company                                                                        14            182
      YPF Sociedad Anonima ADR                                                                            5            143
                                                                                                                      ----
                                                                                                                       577
                                                                                                                      ----
      Finance -- 3.2%
      Fannie Mae                                                                                          6            213
      Salomon, Inc.                                                                                       6            289
      U.S. Trust Corporation                                                                              2             67
                                                                                                                      ----
                                                                                                                       569
                                                                                                                      ----
      Food, Beverage & Tobacco -- 5.4%
      Archer-Daniels-Midland                                                                             14            250
      Chiquita Brands International, Inc.                                                                 3            182
      RJR Nabisco Holdings Corp.                                                                          3            107
      Universal Foods Corporation                                                                         5            183
      UST, Inc.                                                                                           9            245
                                                                                                                      ----
                                                                                                                       967
                                                                                                                      ----
      Insurance/Hospital Management -- 0.6%
      MBIA, Inc.                                                                                          1            110
                                                                                                                      ----

                                                                                                    Shares/Par       Value
---------------------------------------------------------------------------------------------------------------------------
      Investment Companies -- 3.1%
      Blackrock North American Government Income Trust, Inc.                                             50         $  494
      Korea Fund, Inc.                                                                                    5             72
                                                                                                                    ------
                                                                                                                       566
                                                                                                                    ------
      Manufacturing -- 5.9%
      Fleetwood Enterprises, Inc.                                                                        10            260
      Kaydon Corporation                                                                                  8            318
      National Presto Industries, Inc.                                                                    2             58
      Stewart & Stevenson Services, Inc.                                                                  1             20
      UCAR International, Inc.                                                                            4            158(A)
      York International Corporation                                                                      6            247
                                                                                                                    ------
                                                                                                                     1,061
                                                                                                                    ------
      Multi-Industry -- 1.1%
      Loews Corporation                                                                                   2            200
                                                                                                                    ------
      Real Estate -- 2.3%
      Chateau Properties, Inc.                                                                            8            200
      United Dominion Realty Trust, Inc.                                                                 15            219
                                                                                                                    ------
                                                                                                                       419
                                                                                                                    ------
      Retail -- 4.7%
      Federated Department Stores, Inc.                                                                   8            257(A)
      Jostens, Inc.                                                                                      14            317
      Toys "R" Us, Inc.                                                                                   9            266(A)
                                                                                                                    ------
                                                                                                                       840
                                                                                                                    ------
      Savings & Loan -- 1.5%
      Washington Federal, Inc.                                                                           12            263
                                                                                                                    ------
      Services -- 1.4%
      ADT, Ltd.                                                                                          10            250(A)
                                                                                                                    ------
      Telecommunications -- 0.1%
      Ameritech Corporation                                                                            N.M.             18
                                                                                                                    ------
      Transportation -- 4.4%
      AMR Corporation                                                                                     3            256(A)
      GATX Corporation                                                                                    5            230
      Kansas City Southern Industries, Inc.                                                               6            305
                                                                                                                    ------
                                                                                                                       791
                                                                                                                    ------
      Utilities -- 3.5%
      KU Energy Corporation                                                                               7            215
      NIPSCO Industries, Inc.                                                                             3            137
      TNP Enterprises, Inc.                                                                               7            150
      Western Resources, Inc.                                                                             4            135
                                                                                                                    ------
                                                                                                                       637
                                                                                                                    ------
      Total Common Stocks and Equity Interests  (Identified Cost-- $9,414)                                           9,319
---------------------------------------------------------------------------------------------------------------------------

                                                                         Rate        Maturity Date   Shares/Par      Value
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 1.6%
      Time Warner Sr. Notes  (Identified Cost-- $285)                   0%               6/22/13        $  650      $  290(B)
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 39.7%
      Treasury Notes/Strips -- 26.9%
      United States Treasury Notes                                      5.875%           8/15/98           300         298
      United States Treasury Notes                                      6.750%           5/31/99           500         502
      United States Treasury Notes                                      7.125%           2/29/00           750         760
      United States Treasury Notes                                      6.500%           5/31/01           250         248
      United States Treasury Bond Strip                                 0%               8/15/98         1,200       1,103(B)
      United States Treasury Bond Strip                                 0%               2/15/99           700         622(B)
      United States Treasury Bond Strip                                 0%               8/15/99           600         516(B)
      United States Treasury Bond Strip                                 0%               8/15/03           300         195(B)
      United States Treasury Bond Strip                                 0%               5/15/04           500         307(B)
      United States Treasury Bond Strip                                 0%               11/15/04          450         267(B)
                                                                                                                    ------
                                                                                                                     4,818
                                                                                                                    ------
      Mortgage-Backed Securities -- 12.8%
      Federal Home Loan Mortgage Corporation                            6.500%           1/1/26            197         184
      Federal Home Loan Mortgage Corporation                            6.000%           3/1/26             99          89
      Federal Home Loan Mortgage Corporation                            6.500%           5/1/26            321         299
      Federal National Mortgage Association                             6.000%           1/1/27            601         543
      Government National Mortgage Association                          7.000%           3/15/26            97          92
      Government National Mortgage Association                          7.000%           4/15/26           174         166
      Government National Mortgage Association                          8.000%           4/15/26            95          95
      Government National Mortgage Association                          7.500%           10/15/26          195         191
      Government National Mortgage Association                          8.000%           10/15/26          545         547
      Government National Mortgage Association                          8.000%           11/15/26           98          99
                                                                                                                    ------
                                                                                                                     2,305
                                                                                                                    ------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $7,261)                                       7,123
---------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares/Par         Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 4.9%
      State Street Bank and Trust Co., N.A.
        4.25% dated 3/31/97, to be repurchased
        at $882 on 4/1/97 (Collateral: $900 U.S. Treasury Notes
        6.125% due 3/31/98, value $900)  (Identified Cost-- $882)                                    $  882        $   882
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 98.1%  (Identified Cost-- $17,842)                                                        17,614
      Other Assets Less Liabilities-- 1.9%                                                                             334
                                                                                                                   -------

      Net assets consisting of:
      Accumulated paid-in-capital applicable to
        1,766 shares outstanding                                                                    $18,063
      Undistributed net investment income                                                                90
      Undistributed net realized gain on investments                                                     23
      Unrealized depreciation of investments                                                           (228)
                                                                                                    -------

      Net assets-- 100.0%                                                                                          $17,948
                                                                                                                   =======
      Net asset value per share                                                                                     $10.16
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

(A)  Non-income producing
(B) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity.
N.M. Not meaningful

See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                                             Year Ended 3/31/97
                                                                                   ----------------------------------------
                                                                                   American Leading          Balanced
                                                                                    Companies Trust           Trust+
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends                                                                         $ 1,488                $  81
      Interest                                                                              227                  184
                                                                                        -------                -----
          Total income                                                                    1,715                  265
                                                                                        -------                -----

Expenses:
      Management fee                                                                        643                   45
      Distribution and service fees                                                         858                   45
      Transfer agent and shareholder servicing expense                                       71                    6
      Custodian fee                                                                          69                   33
      Audit and legal fees                                                                   45                   23
      Reports to shareholders                                                                25                    9
      Registration fees                                                                      22                    8
      Organization expense                                                                   18                    8
      Directors' fees                                                                         9                    6
      Other expenses                                                                          7                    1
                                                                                        -------                -----
                                                                                          1,767                  184
          Less fees waived                                                                  (94)                 (72)
                                                                                        -------                -----
          Total expenses, net of waivers                                                  1,673                  112
                                                                                        -------                -----
      Net Investment Income                                                                  42                  153
                                                                                        -------                -----
Net Realized and Unrealized Gain (Loss) on Investments:

      Realized gain on investments                                                        9,367                   23
      Change in unrealized appreciation (depreciation) of investments                     8,419                 (228)
                                                                                        -------                -----
      Net Realized and Unrealized Gain (Loss) on Investments                             17,786                 (205)
===========================================================================================================================
      Change in Net Assets Resulting from Operations                                    $17,828                $ (52)
                                                                                        =======                =====

      +Commencement of Operations--October 1, 1996.

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                                American Leading Companies       Balanced
                                                                                           Trust                   Trust
                                                                                --------------------------      ----------

                                                                                                                10/1/96(A)
                                                                                        Years Ended                 to
                                                                                  3/31/97         3/31/96         3/31/97
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

      Net investment income                                                       $    42        $   472         $  153

      Net realized gain (loss) on investments                                       9,367         (1,094)            23

      Change in unrealized appreciation (depreciation) of investments               8,419         13,705           (228)
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                               17,828         13,083            (52)
      Distributions to shareholders:
         From net investment income:
           Primary Class                                                             (137)          (608)           (63)
           Navigator Class                                                             (1)           N/A            N/A
         From net realized gain on investments:
           Primary Class                                                           (2,899)            --             --
           Navigator Class                                                             (2)           N/A            N/A
      Change in net assets from Fund share transactions:
           Primary Class                                                           13,928          3,640         18,062
           Navigator Class                                                             50            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
         Change in net assets                                                      28,767         16,115         17,947

Net Assets:
      Beginning of period                                                          76,100         59,985              1
                                                                             ----------------------------------------------
      End of period                                                              $104,867        $76,100        $17,948
---------------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income, end of period                         $     --        $    41        $    90
                                                                                 ========        =======        =======

(A)  Commencement of operations.

     See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.


     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                                           Investment Operations                   Distributions From:
                              -------------------------------------------------  -----------------------

                              Net Asset     Net       Net Realized     Total                     Net                      Net Asset
                                Value,   Investment  and Unrealized     From        Net       Realized                      Value,
                              Beginning    Income    Gain(Loss) on   Investment  Investment    Gain on        Total         End of
                              of Period    (Loss)     Investments    Operations    Income    Investments  Distributions     Period
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
      --Primary Class
         Years Ended Mar. 31,
        1997                    $12.23     $.01(G)        $3.00         $3.01      $(.02)       $(.48)       $(.50)         $14.74
        1996                     10.18      .07(G)         2.08          2.15       (.10)          --         (.10)          12.23
        1995                      9.69      .12(G)          .48           .60       (.11)          --         (.11)          10.18
        Sept. 1, 1993(A)-
          Mar. 31, 1994          10.00      .06(G)         (.34)         (.28)      (.03)          --         (.03)           9.69
      --Navigator Class

        Oct. 4, 1996(B) to
          Mar. 31, 1997         $13.30     $.07(H)        $1.94         $2.01      $(.12)       $(.48)       $(.60)         $14.71



Balanced Trust
        Oct. 1, 1996(C)-
          Mar. 31, 1997         $10.00     $.09(I)        $ .11         $ .20      $(.04)       $  --        $(.04)         $10.16




                                                                        Ratios/Supplemental Data
                                     ----------------------------------------------------------------------------------------------
                                                                         Net
                                                                      Investment                       Average        Net Assets
                                                      Expenses       Income(Loss)       Portfolio     Commission        End of
                                     Total           to Average       to Average        Turnover        Rate            Period
                                     Return          Net Assets       Net Assets          Rate          Paid(F)      (in thousands)
American Leading Companies
      --Primary Class
         Years Ended Mar. 31,
        1997                          24.73%           1.95%(G)          .05%(G)          55.7%          $.0640         $104,812
        1996                          21.24%           1.95%(G)          .69%(G)          43.4%              --           76,100
        1995                           6.24%           1.95%(G)         1.21%(G)          30.5%              --           59,985
        Sept. 1, 1993(A)-
          Mar. 31, 1994               (2.86)%(D)       1.95%(E,G)       1.14%(E,G)        21.0%(E)           --           55,022
      --Navigator Class

        Oct. 4, 1996(B) to
          Mar. 31, 1997               15.16%(D)         .86%(E,H)        .98%(E,H)        55.7%          $.0640         $     55



Balanced Trust
        Oct. 1, 1996(C)-
          Mar. 31, 1997                2.02%(D)        1.85%(E,I)       2.52%(E,I)         5.1%(E)       $.0622         $ 17,948

------------
(A) For the period September 1, 1993 (commencement of operations) to March 31, 1994.
(B) For the period October 4, 1996 (commencement of sale of Navigator Shares) to March 31, 1997.
(C)  For the period  October 1, 1996  (commencement  of operations) to March 31,
     1997.
(D)  Not annualized
(E)  Annualized
(F) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the commission rate paid on securities purchased and sold by each Fund.
(G) Net of fees waived in excess of a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994 and for the years ended March 31, 1995, 1996 and 1997 would have been 2.28%, 2.12%, 2.20%, and 2.06%, respectively.
(H) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997 would have been 0.97%.
(I) Net of fees waived in excess of a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to March 31, 1997 would have been 3.03%.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

1. Significant Accounting Policies:

           The Legg Mason Investors Trust, Inc. ("Trust") consisting of the American Leading Companies Trust ("American Leading Companies") and the Balanced Trust ("Balanced Trust") (each separately referred to as a "Fund" and collectively as the "Funds") is registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.
           American Leading Companies consists of two classes of shares: Primary Class, offered since 1993, and Navigator Class, offered to certain institutional investors since October 4, 1996. The income and expenses of the Fund are allocated proportionately to the two classes of shares except for Rule 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation

           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Investment Income and Distributions to Shareholders

           Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.
           Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies, and quarterly for Balanced Trust. Distributions from net capital gains, if available, will be made annually. Additional distributions will be made when necessary.

      Investment Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1997, $936 was payable for securities purchased but not yet received for American Leading Companies.

      Repurchase Agreements

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


      Deferred Organizational Expenses

           Deferred organizational expenses of $89 for American Leading Companies and $86 for Balanced Trust are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Funds intend to qualify, or to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates

           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended March 31, 1997 investment transactions (excluding short-term investments) were as follows:

                                   Purchases   Proceeds from Sales
--------------------------------------------------------------------------------
American Leading Companies          $50,086          $45,539
Balanced Trust                       17,540              670

          At March 31, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                Cost    Appreciation  (Depreciation)    Net
--------------------------------------------------------------------------------
American Leading Companies    $82,238      $24,305       $(865)      $23,440
Balanced Trust                 17,851          265        (502)         (237)

3. Transactions with Affiliates:

           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Manager provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of 0.75% of each Fund's respective average daily net assets.
           The Manager has agreed to waive its fees and to reimburse each Fund for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of annual rates based on average daily net assets according to the following schedules: for American Leading Companies Primary Class, 1.95% indefinitely; American Leading Companies Navigator Class, 0.95% indefinitely; and for Balanced Trust, 1.85% until July 31, 1997. For the year ended March 31, 1997 management fees of $94, and $46, respectively, for American Leading Companies (Primary and Navigator Classes combined) and Balanced Trust were waived and $64 and $0 were due to the Manager by American Leading Companies (Primary and Navigator Classes combined) and Balanced Trust, respectively.

           Legg Mason Capital Management, Inc. ("LMCM"), a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies. LMCM is responsible for the actual investment activity of the Fund. The Manager pays LMCM a fee for its services at an annual rate equal to 40% of the fee received by the Manager.
           Bartlett & Co. ("Bartlett"), a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. The Manager pays Bartlett a fee for its services at an annual rate equal to 67% of the fee received by the Manager.
           Legg Mason, as distributor of the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly, from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: American Leading Companies, 0.75% and 0.25%; and Balanced Trust 0.50% and 0.25%, for distribution and service fees, respectively. At March 31, 1997, distribution and service fees due to the distributor were as follows:
      American Leading Companies, $92; and Balanced Trust, $11.
          No brokerage commissions were paid to Legg Mason or its affiliates during the year ended March 31, 1997.
          Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1997: American Leading Companies, $22; and Balanced Trust, $2.

4. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1997, the Funds had no borrowings under the line of credit.

5. Fund Share Transactions:

           At March 31, 1997, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust. Share transactions were as follows:


                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased               Net Change
                                          -----------------    ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      American Leading Companies
      --Primary Class
        Year Ended March 31, 1997          1,720    $25,050       210   $2,991    (1,042)   $(14,113)         888   $13,928
        Year Ended March 31, 1996          1,457     16,227        54      594    (1,178)    (13,181)         333     3,640

      --Navigator Class
        Oct. 4, 1996+ to March 31, 1997        4         50        --       --        --          --            4        50

      Balanced Trust
        Oct. 1, 1996++ to March 31, 1997   1,973     20,213         6       61      (213)     (2,212)       1,766    18,062

       + Commencement of sale of Navigator shares.
      ++ Commencement of operations.

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Directors of Legg Mason Investors Trust, Inc.:

   We have audited the accompanying statements of net assets of the Legg Mason Investors Trust, Inc. (the "Trust") (comprising, respectively, the Legg Mason American Leading Companies Trust and the Legg Mason Balanced Trust) as of March 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Legg Mason Investors Trust, Inc. at March 31, 1997, and the results of their operations, changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP



Baltimore, Maryland
April 22, 1997

                           Legg Mason Family of Funds

================================================================================
Equity Funds

LEGG MASON BALANCED TRUST
Growth  and  Income--An   equity  mutual  fund  which  seeks  long-term  capital
appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

LEGG MASON TOTAL RETURN TRUST
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

LEGG MASON AMERICAN  LEADING  COMPANIES TRUST
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

LEGG MASON VALUE TRUST
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

LEGG MASON SPECIAL INVESTMENT TRUST
Aggressive Growth--An equity mutual fund which seeks capital appreciation.
It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.

================================================================================
Global Funds

LEGG MASON EMERGING MARKETS TRUST
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.+

LEGG MASON INTERNATIONAL EQUITY TRUST
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.+

LEGG MASON GLOBAL GOVERNMENT TRUST
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.+

================================================================================
Taxable Bond Funds

LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

LEGG MASON HIGH YIELD PORTFOLIO
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.

================================================================================
Tax-Free Bond Funds

LEGG MASON TAX-FREE
INTERMEDIATE-TERM INCOME TRUST
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.++

LEGG MASON MARYLAND TAX-FREE INCOME TRUST
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.++

LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.++

================================================================================
Money Market Funds

LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.*

LEGG MASON CASH RESERVE TRUST
A diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal.*

LEGG MASON TAX EXEMPT TRUST
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.*

 + Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.
++ Income produced from the tax-free funds may be subject to state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.
 * An investment in any of these Funds is neither insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read it carefully before investing or sending money.